LORD ABBETT AFFILIATED FUND, INC.

SUPPLEMENT DATED JUNE 18, 2007

TO THE PROSPECTUS DATED MARCH 1, 2007

(CLASS A, B, C, P & Y)

The section entitled “The Fund – Management – Investment Managers” in the Prospectus of the Lord Abbett Affiliated Fund (the “Fund”) is replaced with the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund’s investments.  The Statement of Additional Information contains additional information about the investment managers’ compensation, other accounts they manage and their ownership of Fund shares.

Eli M. Salzmann and Sholom Dinsky are jointly and primarily responsible for the day-to-day management of the Fund.  Messrs. Salzmann and Dinsky are the Investment Team Leaders and have been members of the investment team since 1998 and 2000, respectively.  Messrs. Salzmann and Dinsky are Partners of Lord Abbett and have been with Lord Abbett since 1997 and 2000, respectively.